Exhibit 99.1

Athena Technology Acquisition Corp. Announces
Business Combination with Heliogen, Inc., a Leading Provider of AI-Enabled Concentrated Solar Energy; Combined Company Expected to Be Listed

on New York Stock Exchange

●	Transaction expected to accelerate and advance Heliogen’s mission to empower a sustainable future with low-cost, dispatchable concentrated solar energy as an affordable alternative to fossil fuels
●	Transaction implies pro forma enterprise value of the combined company of $2 billion and is estimated to provide gross proceeds at closing of up to approximately $415 million to the combined company, including estimated proceeds from a $165 million fully-committed Class A common stock PIPE, anchored by existing and new investors including funds and accounts managed by Counterpoint Global (Morgan Stanley), Salient Partners, Saba Capital, and the XCarb Innovation Fund of ArcelorMittal
●	Proceeds expected to be used to scale heliostat manufacturing, to support research and development efforts on next generation heliostat technology, to support global project development, and to fund the balance sheet
●	Heliogen’s closed loop, AI-enabled technology is commencing commercialization with internationally recognized customers in the industrial, mining, and energy sectors
●	Combination with all women-led Athena Technologies Acquisition Corp., pairs Heliogen’s company mission to revolutionize the energy industry with Athena’s emphasis on disruptive technology in complementary partnership

KENNESAW, GA & PASADENA, CA, July 7, 2021 – Athena Technology Acquisition Corp. (“Athena”) (NYSE: ATHN), a special purpose acquisition company (SPAC), and Heliogen, Inc. (“Heliogen” or the “Company”), a leading provider of AI-enabled concentrated solar power, today announced that they have entered into a definitive agreement for a business combination. Following the business combination, Athena expects to be renamed “Heliogen, Inc.” and will remain listed on the New York Stock Exchange under the new ticker symbol “HLGN”.

Heliogen’s modular, AI-enabled, concentrated solar power plants have the potential to revolutionize the energy market by alleviating intermittency issues associated with renewable sources of power generation. Heliogen’s technology is designed to flatten the power generation curve by using concentrated solar power with storage to increase the availability of energy to industry. The Company’s proprietary heliostat layout and control system facilitate concentration of the sun’s rays and has the ability to generate temperatures at the point of focus that can exceed 1,000 degrees centigrade. This heat can then be captured and converted for industrial use, power generation, or to produce green hydrogen fuel, with the goal of providing near-24 hour renewable energy that could replace fossil fuels with concentrated sunlight. Heliogen is commencing the commercialization of its AI-enabled, concentrated solar power modules with internationally recognized customers in the industrial, mining, and energy sectors.

Athena, led by Chairwoman Isabelle Freidheim and CEO Phyllis Newhouse, is one of the only entirely women-led SPACs, with a diverse, all-female team of managers, advisors and investors. Athena’s mission-driven management team combines extensive investment and operational expertise with a history of founding and scaling companies to positions of industry leadership. Through the Heliogen combination, Athena Chief Executive Officer Phyllis Newhouse is believed to be the first woman of color in the U.S. to take a company public through a SPAC.

Heliogen’s leadership will remain intact immediately after closing, with Bill Gross continuing as Chief Executive Officer of the combined company. Mr. Gross will work alongside Heliogen’s current executive team, including veterans of SpaceX, McKinsey & Company, Bechtel, Idealab, Deutsche Bank, and NRG Energy. Phyllis Newhouse is anticipated to join the Board of Directors of the combined company, which will include representation from both Heliogen and Athena.

“We are excited to combine with Athena to leverage our collective expertise as we execute our strategy to accelerate Heliogen’s growth and scale our groundbreaking concentrated solar technology for the global energy market,” said Bill Gross, Founder and Chief Executive Officer of Heliogen. “I have been building companies nearly my entire life, and the opportunity that Heliogen’s technology represents, to decarbonize power generation, replace other carbon-intensive sources of industrial heat, and contribute to the cost efficient production of alternative fuels such as green hydrogen, is at the head of the pack in terms of its potential to make a positive impact on society. As economies and industries worldwide continue to decarbonize, I believe Heliogen’s AI-enabled technology will play an important role in supporting and making those goals reality.”

“We very much look forward to working with Bill and the entire team at Heliogen in the pursuit of a cleaner, decarbonized world,” said Phyllis Newhouse, Chief Executive Officer of Athena. “Chairwoman Isabelle Freidheim and I co-founded Athena with a mission to work with disruptive technology companies with the potential to advance industry, and even society, through innovation. Heliogen absolutely meets that standard, not only in terms of solar-power generation, but in its ability to produce other sources of clean energy that may replace fossil fuels. The company’s pioneering use of AI and its scalable approach to project development are exciting innovations, and we couldn’t be more proud to combine with Heliogen as a publicly traded company.”

Transaction Overview

The business combination is structured as a statutory merger of Athena and Heliogen, with Heliogen surviving the merger as a wholly owned subsidiary of Athena. All of Heliogen’s stockholders are expected to rollover their equity into the combined company and to receive shares of Athena Class A common stock at closing as consideration.

The transaction is anticipated to generate gross proceeds of up to approximately $415 million of cash, assuming no redemptions by Athena’s public stockholders. The proceeds are expected to be used to scale heliostat manufacturing, to support research and development efforts on next generation heliostat technology, to support global project development, and to fund the balance sheet. These gross proceeds include investor commitments to purchase up to $165 million in shares of stock in Athena at $10.00 per share through a private investment in public equity (a “PIPE”), subject to satisfaction of customary closing conditions. Assuming no redemptions by Athena’s public stockholders and including anticipated proceeds from the PIPE, Athena estimates an initial pro forma implied enterprise value of the combined company immediately after closing of the business combination of approximately $2.0 billion.

The transaction has been unanimously approved by the boards of Heliogen and Athena. Completion of the proposed transaction is subject to customary closing conditions, including the approval of Athena’s and Heliogen’s respective stockholders and regulatory approvals, and is expected to occur in the fourth calendar quarter of 2021.

Advisors

Cohen & Company Capital Markets (a division of J.V.B. Financial Group, LLC), is serving as financial advisor to Athena. Barclays is serving as financial advisor to Heliogen. Cohen & Company Capital Markets is also serving as placement agent to Athena. DLA Piper LLP (US) is serving as legal advisor to Athena. Cooley LLP is acting as legal advisor to Heliogen.

Investor Conference Call Information

Heliogen and Athena will host a joint investor conference call to discuss the proposed transaction today, Wednesday, July 7, 2021 at 8:30AM ET.

To listen to the prepared remarks via telephone from the U.S., dial 1-877-407-9039 and an operator will assist you. International investors may listen to the call by dialing 1-201-689-8470. A telephone replay will be available by dialing 1-844-512-2921 if in the U.S, and by dialing 1-412-317-6671 from outside the U.S. The PIN for access to the replay is 13721322. The replay will be available through July 21, 2021 at 11:59PM ET.

Athena will file the investor presentation relating to the proposed transaction with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K prior to the call, which will be available on the SEC’s website at www.sec.gov. All materials can also be found at https://www.athena1.com.

About Heliogen

Heliogen is a renewable energy technology company focused on empowering a sustainable future by eliminating the need for fossil fuels in all sectors of the economy. The company’s Sunlight Refinery™ aims to cost-effectively deliver near 24/7 carbon-free energy in the form of heat, power, and green hydrogen fuel at scale for the first time in history. Heliogen was created at Idealab, the leading technology incubator founded by Bill Gross in 1996.

For more information about Heliogen, please visit Heliogen.com or @heliogeninc.

About Athena Technology Acquisition Corp.

Athena Technology Acquisition Corp. is an entirely women-led special purpose acquisition company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in the technology, direct-to-consumer and fintech industries.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the business combination between Athena and Heliogen, the consideration to be paid to Heliogen’s stockholders and its closing, statements regarding Heliogen’s listing on the NYSE, statements regarding the anticipated enterprise value of the combined company at closing, statements regarding Heliogen’s expected proceeds from the business combination, use of such proceeds and expected benefits of the business combination, statements regarding Phyllis Newhouse, statements regarding the impact of Heliogen’s technology on the energy market, and statements regarding the expected proceeds from the PIPE and its closing. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on current expectations and beliefs of the management of Athena and/or Heliogen in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on Heliogen and Athena as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Heliogen or Athena will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including changes in domestic and foreign business, market, financial, political and legal conditions, potential benefits and commercial attractiveness to its customers of Heliogen’s products and services, the potential success of Heliogen’s marketing and expansion strategies, Heliogen’s ability to scale and the timing of expected business milestones, the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of the Company or Athena is not obtained, failure to realize the potential benefits of the business combination (including with respect to stockholder value), the effects of competition on the Company’s future business, the ability of the post-combination company to meet the NYSE listing standards, the amount of redemption requests made by Athena’s public stockholders, the ability of Athena or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and expectations related to the terms and timing of the potential transactions and those factors discussed in Athena’s final prospectus filed on March 18, 2021, under the heading “Risk Factors,” and other documents of Athena filed, or to be filed, including the proxy statement/prospectus expected to be filed in connection with the business combination, with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of Athena’s filings with the SEC, and in Athena’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to Athena and/or Heliogen as of the date hereof, and Athena and/or Heliogen assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Important Information for Investors and Stockholders

In connection with the proposed business combination, Athena plans to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes a proxy statement to be distributed to the holders of Athena’s common stock in connection with Athena’s solicitation of proxies for the vote by Athena’s stockholders with respect to the business combination and other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to the equity holders of Heliogen in connection with the business combination. This press release does not contain all the information that should be considered concerning the proposed business combination- and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Athena and Heliogen urge investors, stockholders and other interested persons to read, when available, the Registration Statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed transaction.

When available, the Registration Statement and other relevant materials for the proposed business combination will be mailed to stockholders of Athena as of the record date to be established for voting of the proposed transaction. The Registration Statement, once available, can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

Heliogen, Athena and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Athena’s stockholders in respect of the proposed Business Combination and related transactions. Information regarding Athena’s directors and executive officers is available in its Form S-1 filed with the SEC on February 5, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements/prospectus related to the proposed business combination and related transactions when it becomes available, and which can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Heliogen Contacts

For Media:
Press@Heliogen.com

For Investors:

Caldwell Bailey

ICR, Inc.

HeliogenIR@icrinc.com

Athena Technology Acquisition Corp. Contacts

For Media:

Berns Communications Group
AthenaPR@bcg-pr.com
(973) 727-8400
(917) 922-4435

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